UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2018

The Sherwin-Williams Company

(Exact Name of Registrant as Specified in Charter)

Ohio (State or Other Jurisdiction of Incorporation)	1-04851 (Commission File Number)	34-0526850 (IRS Employer Identification No.)

101 West Prospect Avenue Cleveland, Ohio (Address of Principal Executive Offices)	44115 (Zip Code)

(216) 566-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On July 26, 2018, The Sherwin-Williams Company (“Sherwin-Williams”) entered into that certain Amendment No. 10 to the Credit Agreement (“Amendment No. 10”) with Citicorp USA, Inc. (“CUSA”), as administrative agent and issuing bank, and the lenders party thereto. Amendment No. 10 amends the Credit Agreement, dated as of May 9, 2016 (as amended, the “Credit Agreement”), among Sherwin-Williams, CUSA, as administrative agent and issuing bank, and the lenders party thereto. The primary purpose of Amendment No. 10 is to increase the amount available for borrowing and obtaining the issuance, renewal, extension and increase of a revolving letter of credit by $125,000,000 up to an aggregate availability of $875,000,000, of which $200,000,000 will mature on June 20, 2021, $150,000,000 will mature on December 20, 2021, $150,000,000 will mature on June 20, 2022, $250,000,000 will mature on December 20, 2022, and $125,000,000 will mature on June 20, 2023.

Certain of the lenders, as well as certain of their respective affiliates, have performed and may in the future perform for Sherwin-Williams and its subsidiaries, various commercial banking, investment banking, lending, underwriting, trust services, financial advisory and other financial services, for which they have received and may in the future receive customary fees and expenses.

The foregoing description of Amendment No. 10 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 10, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described in Item 1.01 above relating to Amendment No. 10 is incorporated herein by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)        Exhibits.

The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Exhibit Description

4.1	Amendment No. 10 to the Credit Agreement, dated as of July 26, 2018, by and among The Sherwin-Williams Company, Citicorp USA, Inc., as administrative agent and issuing bank, and the lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHERWIN-WILLIAMS COMPANY

Date: July 26, 2018	By:	/s/ Stephen J. Perisutti
		Name:	Stephen J. Perisutti
		Title:	Vice President, Deputy General Counsel and Assistant Secretary